UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2013

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the company was held on April 25, 2013.

(b)           At the meeting, the shareholders:

•	elected all 12 nominees for Director on the company's Board of Directors;

•
approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis section of the 2013 Proxy Statement and the compensation of the company's executive officers named in the 2013 Proxy Statement, as disclosed therein;

•	ratified the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year 2013.

The shareholders did not approve the following shareholder proposals: Executives to Retain Significant Stock; Political Contributions and Corporate Values; and Independent Board Chairman.

The following are the final voting results for each of the six items voted on at the meeting.

1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. S. Coleman	1,853,874,953	14,676,050	6,679,447	421,011,934
J. G. Cullen	1,821,813,976	47,014,601	6,392,778	421,011,934
I. E. L. Davis	1,858,315,030	9,963,415	6,953,317	421,011,934
A. Gorsky	1,809,245,411	52,814,050	13,167,899	421,011,934
M. M. E. Johns	1,791,333,442	77,467,634	6,418,214	421,011,934
S. L. Lindquist	1,857,089,360	11,591,307	6,548,248	421,011,934
A. M. Mulcahy	1,673,106,164	195,477,804	6,648,155	421,011,934
L. F. Mullin	1,833,740,227	35,064,118	6,417,653	421,011,934
W. D. Perez	1,782,436,432	86,483,122	6,312,601	421,011,934
C. Prince	1,626,703,276	242,131,099	6,397,780	421,011,934
A. E. Washington	1,857,129,764	11,710,764	6,381,712	421,011,934
R. A. Williams	1,791,004,924	77,848,274	6,378,911	421,011,934

2.    Advisory Vote to Approve Name Executive Officer Compensation:

For	1,734,879,252
Against	117,226,242
Abstain	23,115,066
Non-Votes	421,011,934

3.    Ratification of Appointment of Independent Registered Public Accounting Firm
(PricewaterhouseCoopers LLP)

For	2,264,480,050
Against	24,157,087
Abstain	7,598,026

4.    Shareholder Proposal on Executives to Retain Significant Stock

For	524,412,901
Against	1,335,737,259
Abstain	15,071,096
Non-Votes	421,011,934

5.    Shareholder Proposal on Political Contributions and Corporate Values:

For	115,785,832
Against	1,700,206,094
Abstain	59,236,609
Non-Votes	421,011,934

6.    Shareholder Proposal on Independent Board Chairman:

For	474,127,131
Against	1,386,558,613
Abstain	14,538,667
Non-Votes	421,011,934

Item 8.01  Other Events.

On April 25, 2013, the Board of Directors of the company declared a regular quarterly dividend of $0.66 per share on the Common Stock of the Company, par value $1.00 per share, payable on June 11, 2013 to shareholders of record as of the close of business on May 28, 2013.  The company's related press release is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Description

99.1        Johnson & Johnson Press Release dated April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: April 26, 2013	By:	/s/ Douglas K. Chia
Douglas K. Chia
Secretary